The Aegis Funds N-CSR

EX.99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Aegis High Yield Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Aegis High Yield Fund, for the period ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Aegis High Yield Fund for the stated period.

/s/ Scott L. Barbee		/s/ Sarah Q. Zhang
Scott L. Barbee		Sarah Q. Zhang
Principal Executive Officer		Principal Financial Officer
Aegis High Yield Fund		Aegis High Yield Fund

Dated:	September 5, 2012

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Aegis High Yield Fund for purposes of Section 18 of the Securities Exchange Act of 1934.